UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2012

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Shareholders of IntriCon Corporation (the “Company”) held on May 1, 2012, shareholders approved an amendment (the “Amendment”) to the Company’s 2006 Equity Incentive Plan (as amended, the “Plan”). The Amendment was approved by the Company’s board of directors in March 2012, subject to shareholder approval.

The Amendment (i) increased the authorized number of shares of the Company’s common stock (“Common Shares”) reserved and issuable under the Plan by an additional 300,000 Common Shares, (ii) increased the limit on the maximum number of incentive stock options that may be granted under the Plan by such additional 300,000 Common Shares and (iii) increased the limit on the maximum number of Common Shares for which stock options, stock appreciation rights and other awards may be granted to any person under the Plan in any fiscal year to 50,000 shares for each type.

The foregoing is a summary of the material provisions of the Amendment. This summary is not intended to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 15, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)        The Annual Meeting of Shareholders of the Company was held on May 1, 2012.

(b)        At the meeting, the Company’s shareholders (i) re-elected Nicholas A. Giordano and Philip N. Seamon as directors of the Company, each for a term of three years and until their respective successor is duly elected and qualified; (ii) approved the Amendment to the Plan, as more fully described in the Company’s Proxy Statement filed with the SEC on March 15, 2012; and (iii) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditor for fiscal year 2012.

The terms of the following directors continued after the meeting: Mark S. Gorder, Robert N. Masucci and Michael J. McKenna.

The tabulation of votes for each proposal is as follows:

(1)	Election of Directors:

Nominee	Votes For	Withheld Authority	Broker Non-Votes
Nicholas A. Giordano	2,283,769	3,497	2,725,073
Philip N. Seamon	2,283,827	3,439	2,725,073

(2)	Amendment of 2006 Equity Incentive Plan:

Votes For	1,364,335
Votes Against	883,817
Votes Abstained	39,114
Broker Non-Votes	2,725,073

(3)	Ratification of Appointment of Independent Auditor:

Votes For	4,948,715
Votes Against	45,908
Votes Abstained	17,716
Broker Non-Votes	—

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	2006 Equity Incentive Plan, as amended (management contract, compensatory plan or arrangement) (incorporated by reference from Appendix A to the Company’s proxy statement filed with the SEC on March 15, 2012).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Chief Financial Officer

Date: May 3, 2012

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Exhibit Index

Exhibit No.	Description
10.1	2006 Equity Incentive Plan, as amended (management contract, compensatory plan or arrangement) (incorporated by reference from Appendix A to the Company’s proxy statement filed with the SEC on March 15, 2012).

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